AMENDMENT TO EXECUTIVE EMPLOYMENT AGREEMENT


     THIS AMENDMENT to an Executive Employment Agreement, dated October 20, 1999, is made this 17th day of November, 1999, between PFC BANK, a Pennsylvania business corporation located at Fourth Street and Ford Avenue, PO Box 311, Ford City, Pennsylvania 16226 (the "Bank") and PEOPLES FINANCIAL CORP., INC., a Pennsylvania business corporation located at Fourth Street and Ford Avenue, PO Box 311, Ford City, Pennsylvania 16226, (the "Corporation") and R. B. Robertson, an adult individual residing in Pennsylvania (the "Executive").

     WHEREAS, the Bank and Corporation desire to extend from August 31, 2001 to August 31, 2003 the term under which R.B. Robertson shall serve as President and Chief Executive Officer of the Bank and the Corporation under the terms and conditions set forth in the Executive Employment Agreement, dated September 1, 1997, amended October 20, 1999, with all other terms and conditions unmodified.

ATTEST:                                     PFC BANK


/s/ Timothy Reddinger                       /s/ Frank T. Baker
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Timothy Reddinger, Secretary                Frank Baker, Chairman of the Board


ATTEST:                                     PEOPLES FINANCIAL CORP., INC.


/s/ Timothy Reddinger                       /s/ Frank T. Baker
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Timothy Reddinger, Secretary                Frank Baker, Chairman of the Board


WITNESS:


/s/ James L. Kifer                          /s/ R. B. Robertson
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                                            R. B. Robertson